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              IN THE UNITED STATES PATENT AND TRADEMARK OFFICE
                        TRADEMARK EXAMINING OPERATION

In re Trademark Application
Serial No:           75/074408
Applicant:           Colecciones de Raquel, Inc.
Trademark:           PELIGRO
Notice of Allowance:
Mailing Date:        February 18, 1997

BOX ITU FEE
Assistant Commissioner for Trademarks
2900 Crystal Drive
Arlington, VA 23202-3523

                 REQUEST FOR EXTENSION OF TIME TO FILE
                  A STATEMENT OF USE WITH DECLARATION

Sir:

     Applicant requests an additional six month extension of time in which to file the Statement of Use under 37 C.F.R., Section 2.85 regarding this application.

     Applicant has a continued bona fide intention to use the mark in commerce in connection with those goods identified in the Notice of Allowance in this application.

    This is the second request for an Extension of Time following mailing of the Notice of Allowance. Applicant has not yet used the mark in commerce on the goods specified in the Notice of Allowance. However, it is Applicant's bona fide intention to use the mark in connection with the men's essential oils for personal use and hair lotions as specified in the Notice of Allowance. Applicant continues to make on-going efforts to allow for the use of the mark in commerce in connection with the stated goods by currently engaging in research and development, market research and test marketing of the seated goods/products bearing the subject mark.

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                                    DECLARATION

    The undersigned being hereby warned that willful false statements and the like so made are punishable by fine or imprisonment, or both, under 18 U.S.C. 1001, and that such willful, false statements may jeopardize the validity of the application or any resulting registration, declares that she is properly authorized to execute this Request for Extension of Time to file a Statement of Use on behalf of the applicant; that she believes the applicant to be the owner of the trademark sought to be registered; and all statements made of her own knowledge are true and all statements made on information and belief are believed to be true.

                                       Coleccions de Raquel, Inc.

Date:  1/28/98                         By:  /s/ Raquel Zepeda IEC
     ---------                             ----------------------
                                           Raquel Zepeda

                                       Respectfully submitted,

                                       MENES LAW CORPORATION

Date:  1/16/98                         By: /s/ Paul I Menes
     ---------                             -----------------
                                           Paul I. Menes
                                           Attorney for Applicant

                                       1801 Century Park East
                                       Suite 1560
                                       Los Angeles, California 90067
                                       (310) 286-1313


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[SEAL]

CLIENT:  Colecciones de Raquel

Assistant Commissioner for Trademarks
2900 Crystal Drive
Arlington, VA 22202-3513

Please confirm receipt of the following documents by applying your date stamp and serial number:

Request for Extension of Time/Serial no. 75/074408

Date Received:________________ Serial No. ___________________


[SEAL]

CLIENT:  Colecciones de Raquel

Assistant Commissioner for Trademarks
2900 Crystal Drive
Arlington, VA 22202-3513

Please confirm receipt of the following documents by applying your date stamp and serial number:

Request for Extension of Time/Serial no. 75/074408

Date Received:________________ Serial No. ___________________